UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Laurie D. Neat

Emerging Markets Growth Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth FundSM Annual report for the year ended June 30, 2016

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call (800) 421-4989.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Contents

1	Letter to investors
2	20 largest equity holdings
8	Investment portfolio
17	Financial statements
19	Notes to financial statements

Fellow investors:

Emerging markets stocks declined, weighed down by heightened concerns about the health of China’s economy, weaker prices for a range of commodities and uncertainty over U.S. interest rate policy. The value of Emerging Markets Growth Fund fell 12.09% with dividends reinvested during the 12-month period, while its benchmark, the unmanaged MSCI Emerging Markets Investable Market Index (IMI), lost 12.16%.

Market review

Emerging markets stocks swung sharply, with all industry sectors ending lower. It was a tale of two periods. From July 2015 through January 2016, stocks were under pressure, beset by prolonged weakness in commodity prices and doubts regarding China’s economic well-being. However, developing-world equities rallied thereafter, bolstered by a stabilization in commodity prices, political change in certain countries and stimulus measures from central banks around the world.

Among larger developing countries, Chinese stocks suffered the worst losses, plunging 23.4%*. China’s central bank jarred the markets with surprising currency devaluations in August 2015 and again in early 2016, fanning widespread fears about the Chinese economy and the willingness of government leaders to restructure debt-heavy state-owned enterprises. To help sustain growth, policymakers instituted a range of stimulus measures, including easing restrictions on property purchases, freeing up bank lending and allocating capital to fund new infrastructure projects.

*	Unless otherwise noted, country and sector returns are based on MSCI EM IMI indices, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

Results at a glance

For periods ended June 30, 2016, with distributions reinvested

	Cumulative
	total returns		Average annual total returns
	6 months	1 year	3 years	5 years	10 years	Lifetime[1]

Emerging Markets Growth Fund	6.09%	–12.09%	–2.95%	–5.74%	3.27%	12.93%
MSCI Emerging Markets IMI[2,3]	5.69	–12.16	–1.36	–3.59	3.87	10.04	[4]
MSCI Emerging Markets Index[3,5]	6.41	–12.05	–1.56	–3.78	3.54	9.92	[4]

[1]	Since May 30, 1986.
[2]	Returns for the MSCI Emerging Markets Investable Market Index (IMI) were calculated using the MSCI Emerging Markets Index with dividends gross of withholding taxes from December 31, 1987, to December 31, 2000, and with dividends net of withholding taxes from January 1, 2001, to November 30, 2007, and using the MSCI Emerging Markets IMI with dividends net of withholding taxes thereafter.
[3]	The indices are unmanaged and, therefore, have no expenses.
[4]	The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the International Finance Corporation (IFC) Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986, to December 31, 1987.
[5]	Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

The total annual fund operating expense ratio is 0.78% as of the most recent fiscal year-end, and is 0.82% including “acquired fund” fees and expenses.

Emerging Markets Growth Fund	1

Stocks in India lost 6.5% as overall corporate profits declined, nonperforming loans at banks grew, and makers of generic drugs came under increased scrutiny from U.S. regulators. Investors also became less optimistic that Prime Minister Narendra Modi would be able to secure passage of a landmark tax bill aimed at making it easier to conduct business in India. Elsewhere in the region, Indonesian stocks rose 6.0%, buoyed by a series of stimulus measures that included four interest-rate cuts and passage of business-friendly reforms designed to attract foreign investment.

In Latin America, Brazilian stocks declined 6.0% amid political strife and a deep recession in the region’s largest economy. Further weighing on returns were a long-running corporate corruption probe and steep declines in oil and iron ore prices. However, Brazilian equities have rallied since February, lifted by a rebound in commodity prices and hopes a temporary government can pass much-needed economic reforms. President Dilma Rousseff was suspended from office in May and is set to face an impeachment trial on charges she used public bank funds to mask a budget deficit. Elsewhere, Mexican stocks sank 12.2%, hurt by the prolonged slump in energy prices and a weaker peso, which depreciated 15.0% against the U.S. dollar.

Russian stocks shed 1.6%. Rising prices for crude oil — a key export — helped to offset a weak economy and international trading sanctions stemming from the conflict in Ukraine. The ruble fell 12.8% against the dollar but has rebounded since the start of the year. Meanwhile, South African equities suffered a 15.9% loss, hurt by political woes and economic struggles. The rand declined 17.1% against the dollar. Stocks in Turkey slid 10.1% as terrorist attacks on Turkish soil and geopolitical turmoil undercut pockets of strength in the country’s economy.

20 largest equity holdings

		Price change
	Percent of	for the
	net assets as	12 months ended
	of 6/30/16	6/30/16*
Taiwan Semiconductor Manufacturing	3.5%	11.0%
China Overseas Land & Investment	2.9	–9.6
Vale	2.8	–20.4
Naspers	2.3	–1.6
AIA Group	2.2	–8.0
Akbank	1.9	.2
Jiangsu Hengrui Medicine	1.7	–15.2
Bharti Airtel	1.7	–17.2
Delta Electronics	1.7	–4.6
CEMEX	1.6	–32.6
Wynn Macau	1.6	–13.0
Housing Development Finance	1.5	–8.3
China Pacific Insurance Group	1.4	–28.9
América Móvil	1.4	–42.5
China Mengniu Dairy	1.3	–64.9
Minth Group	1.3	44.5
Hyundai Motor	1.3	–3.8
Samsonite International	1.2	–19.8
Elang Mahkota Teknologi	1.2	–10.9
Samsung Electronics	1.1	8.3
Total	35.6%

*	The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.

Portfolio review

The choice of consumer staples stocks weighed on returns, namely Chinese dairy products makers China Mengniu Dairy and China Modern Holdings, whose shares tumbled due to a worldwide milk glut that pinched prices amid a decline in demand for liquid milk in China. Managers continue to believe these companies will benefit from potential growth in premium dairy products such as yogurts and ice creams.

Energy and material holdings also detracted, including oil exploration firm Cobalt International Energy and state-owned Argentine oil producer YPF. Below-index positions in Samsung Electronics and Tencent hindered fund returns as shares of both technology

2	Emerging Markets Growth Fund

Where the fund’s assets were invested

								Value of holdings
		Percent of net assets					MSCI EM IMI[1]	6/30/16
	6/30/14	6/30/15		12/31/15		6/30/16	6/30/16	(in thousands)
Asia-Pacific
China	21.3%	27.4%		26.4%		21.9%	25.8%	$599,765
Hong Kong	7.5	7.3		8.8		7.5	—	204,886
India	12.6	11.5		12.3		10.6	8.4	289,962
Indonesia	1.8	2.0		3.1		3.7	2.7	103,003
Malaysia	3.1	2.2		1.5		1.4	2.9	37,726
Philippines	.8	.5		.4		.4	1.6	10,248
Singapore	.9	.9		1.2		1.4	—	39,771
South Korea	9.2	4.3		4.8		5.3	14.6	144,143
Taiwan	5.3	5.8		7.0		7.2	12.1	198,083
Thailand	2.1	1.3		.9		.8	2.3	23,193
	64.6	63.2		66.4		60.2	70.4	1,650,780

Latin America
Argentina	.3	.9		.7		.6	—	16,847
Brazil	6.9	6.4		6.1		8.6	7.2	234,477
Chile	1.1	1.1		1.2		1.4	1.2	38,074
Colombia	—	—		—		—	.5	—
Mexico	3.4	4.8		4.6		4.4	4.1	118,832
Peru	.1	.1		—	[2]	.6	.4	16,915
	11.8	13.3		12.6		15.6	13.4	425,145

Eastern Europe and Middle East
Czech Republic	—	—		—		—	.2	—
Greece	.3	—	[2]	—		—	.3	—
Hungary	—	—		—		—	.3	—
Israel	.6	.1		—	[2]	—	—	—
Oman	.4	.4		.4		.2	—	6,164
Poland	—	—		—		—	1.1	—
Russia	6.8	4.1		3.9		5.1	3.7	141,197
Saudi Arabia	—	.8		.9		.9	—	25,556
Turkey	—	.7		1.5		1.9	1.3	50,864
United Arab Emirates	.3	.9		1.1		1.1	.9	29,814
Qatar	—	—		—		—	.9	—
	8.4	7.0		7.8		9.2	8.7	253,595

Africa
Egypt	—	—		—		—	.2	—
South Africa	1.9	3.2		3.8		4.6	7.3	126,827
	1.9	3.2		3.8		4.6	7.5	126,827

Other markets[3]
Australia	1.3	.8		1.1		.4		10,464
Austria	.4	.4		.4		.2		3,405
Canada	1.5	.9		.4		.5		14,296
Denmark	—	—		.3		.6		16,610
Italy	.2	.2		.2		.3		7,516
Netherlands	.7	—	[2]	.1		—		—
Switzerland	.6	.7		.4		.3		8,765
United Kingdom	2.6	1.9		1.4		2.1		57,827
United States of America	2.3	2.9		1.7		1.6		44,236
	9.6	7.8		6.0		6.0		163,119
Multinational	.4	.4		.1		.1		3,073
Short-term securities and other assets less liabilities	3.3	5.1		3.3		4.3		116,973

Total net assets	100.0%	100.0%		100.0%		100.0%		$2,739,512

[1]	A dash indicates that the market is not included in the index. Source: MSCI.
[2]	Amount less than 0.1%.
[3]	Includes investments in companies incorporated in the region that have significant operations in emerging markets.

Emerging Markets Growth Fund	3

companies advanced. Managers have become more constructive on Samsung and view the South Korean company as an attractive investment going forward.

The choice of stocks in Mexico detracted from results, partly due to a more cautious market outlook for Mexican equities and weakness in the country’s currency. Telecommunications giant América Móvil declined 42.5%, undercut by unfavorable regulatory changes and increased competition. Shares of cement producer Cemex fell 32.6%, hurt by a slowdown in construction projects across Latin America.

Several investments in the financials sector had a positive impact. BM&FBovespa, which operates Latin America’s largest equities and derivatives exchange, surged 48.6% on fresh enthusiasm for Brazilian assets. BM&FBovespa also acquired rival Cetip, Brazil’s biggest fixed income clearing house. Shares of Akbank, one of Turkey’s largest banks, gained on stronger profits and growth in the Turkish economy. Singapore-based Yoma Strategic Holdings, which develops, manages and sells real estate in Myanmar and China, advanced 32.5%.

Another contributor was Minth Group, a Chinese maker of auto parts. Its shares rose 44.5%, helped by steady passenger vehicle sales in China and overseas growth. Minth also announced joint ventures with Haartz and Fujitsu to produce auto interior components. Shares of Russian internet search firm Yandex leaped 43.6%, thanks to a rebounding ruble and a better outlook for its business.

Outlook

Emerging markets have gained momentum in recent months after a challenging couple of years. Prices for several commodities appear to have stabilized following a prolonged slump — a positive sign for resource-rich countries such as Russia, South Africa and Brazil. Many depressed currencies have also appreciated against the dollar since the start of the year, a hopeful sign as a stronger dollar has historically been a headwind for emerging markets.

In another encouraging sign, central banks around the world appear committed to keeping interest rates low for the foreseeable future, and that could aid stocks and support growth. Meanwhile, political change in countries such as Brazil, Argentina and the Philippines may support equities in those regions. Economic growth rates in the developing world are still stronger than those in the developed world, especially in Southeast Asia, where fiscal policies seem promising.

	12 months ended 6/30/16		6 months ended 6/30/16
	Expressed in	Expressed in	Expressed in	Expressed in
Percent change in key markets*	U.S. dollars	local currency	U.S. dollars	local currency
Asia-Pacific
China	–23.37%	–23.32%	–4.69%	–4.60%
India	–6.54	–.94	1.13	3.18
Indonesia	6.03	5.08	15.79	10.98
Malaysia	–6.04	.40	6.53	.03
Philippines	.96	5.34	13.15	13.13
South Korea	–3.48	–.33	3.83	1.99
Taiwan	–8.80	–4.65	8.48	6.54
Thailand	–7.07	–3.32	20.20	17.38

Latin America
Brazil	–6.02	–3.07	46.34	18.51
Chile	–1.72	1.74	15.01	7.45
Colombia	–12.38	–1.95	25.98	15.44
Mexico	–12.24	3.19	.88	7.76
Peru	8.30	8.30	50.13	50.13

Eastern Europe and Middle East
Czech Republic	–18.27	–18.57	–1.31	–3.29
Greece	–60.75	–60.64	–24.54	–26.22
Hungary	20.46	20.97	11.82	9.22
Poland	–27.01	–23.12	–6.04	–5.74
Russia	–1.63	9.66	20.43	8.19
Turkey	–10.08	–3.48	11.98	10.32
United Arab Emirates	–14.94	–14.93	8.65	8.65
Qatar	–17.19	–17.19	–1.27	–1.29

Africa
Egypt	–23.82	–11.34	–5.06	7.67
South Africa	–15.87	1.51	15.64	9.29

Emerging Markets Growth Fund	–12.09%		6.09%

*	The market indices, compiled by MSCI, reflect dividends net of withholding taxes. The indices are unmanaged and, therefore, have no expenses.

4	Emerging Markets Growth Fund

Fund managers continue to take a company-specific approach, seeking to invest in strong companies at attractive valuations. Financial stocks are 24% of the fund’s net assets. Banks in Brazil that stand to benefit from a turnaround in the country’s economy and currency are one emphasis. Asian-based insurance companies selling financial products to the region’s rising middle class also look compelling. Chinese property developers that trade at appealing valuations are another area of focus.

The fund continues to have considerable exposure to the consumer sectors, where managers are identifying companies that cater to people seeking to improve their quality of life. Rising wealth in the developing world is spurring demand for a range of food and personal products as well as automobiles, travel services and entertainment. The consumer staples and consumer discretionary sectors together make up 24% of the fund’s total net assets.

Managers also favor select industrial firms, particularly those in the areas of automation and environmental services or companies that operate in countries where governments have demonstrated an increased commitment to infrastructure development. Industrials compose close to 9% of the portfolio’s total net assets.

Finally, Chapman Taylor moves into the role of portfolio manager, having long served the fund as an analyst. Chapman has 25 years of investment experience (21 with Capital) and a deep knowledge of emerging markets, especially in the area of telecommunications and companies domiciled in Southeast Asia. He also serves as an equity manager for American Funds Developing World Growth and Income Fund.

We’d like to thank David Fisher for his 30 years of outstanding service to Emerging Markets Growth Fund. As a pioneer in the field of emerging markets investing and as one of the fund’s original managers, David had an integral role in both the asset class and the fund since its launch in 1986. Additionally, we thank Luis Freitas de Oliveira for his 22 years of service to the fund as both an investment analyst and portfolio manager.

Moving forward, we believe the emerging markets universe offers a wide range of compelling investment opportunities, and we look forward to reporting to you again in another six months.

Sincerely,

Victor D. Kohn
President

August 19, 2016

Emerging Markets Growth Fund	5

The value of a long-term investment

How a $100,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. This chart shows how a $100,0001 investment in Emerging Markets Growth Fund (EMGF) grew from December 31, 1987 — the inception of the MSCI Emerging Markets (EM) Index — through June 30, 2016, the end of the fund’s latest fiscal year.

As you can see, the $100,000 would have grown to $2,798,195. This is significantly more than the $1,665,908 generated by the unmanaged MSCI EM Index.

Total returns (with all distributions reinvested for periods ended June 30, 2016)

	Cumulative total returns	Average annual total returns

1 year	–12.09%	–12.09%
5 years	–25.58	–5.74
10 years	37.93	3.27

Results are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4989.

[1]	The minimum initial investment for EMGF is $100,000.
[2]	Values are based on a $100,000 investment with distributions reinvested.
[3]	Returns for the MSCI Emerging Markets Index were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987, to December 31, 2000, and with net dividends from January 1, 2001, to November 30, 2007, and using the MSCI EM IMI with net dividends thereafter. The indices are unmanaged and, therefore, have no expenses.
[4]	For the period December 31, 1987 (inception of the MSCI EM Index), through June 30, 1988. EMGF began operations on May 30, 1986.

6	Emerging Markets Growth Fund

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of The Capital Group Companies,SM Inc., one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The fund has been managed by Capital International or an affiliate since 1986. Capital Group employs a research-driven approach to investing and has a global investment research network spanning three continents. This network of analysts and portfolio managers travel the world scrutinizing thousands of companies and keeping a close watch on industry trends and government actions.

Capital Group has devoted substantial resources to the task of evaluating and managing investments in developing countries. It is an intensive effort that combines company and industry analysis with broader political and macroeconomic views. We believe that our extensive worldwide research capabilities and integrated global investment process continue to provide Emerging Markets Growth Fund with a competitive edge.

Emerging Markets Growth Fund	7

Investment portfolio June 30, 2016

Sector diversification

	Equity securities	Bonds, notes & other debt instruments	Percent of net assets
Financials	23.7%	—%	23.7%
Consumer discretionary	15.9	—	15.9
Information technology	10.8	—	10.8
Materials	9.9	—	9.9
Industrials	8.8	—	8.8
Consumer staples	7.8	—	7.8
Health care	7.1	—	7.1
Telecommunication services	4.2	—	4.2
Utilities	2.6	—	2.6
Energy	2.1	—	2.1
Other	1.9	—	1.9
Government	—	.9	.9
	94.8%	.9%	95.7

Short-term securities			2.9
Other assets less liabilities			1.4
Net assets			100.0%

Common stocks 93.9%	Shares	Value (000)
Asia-Pacific 60.2%
China 21.9%
Alibaba Group Holding Ltd. (ADR)[1]	345,700	$27,493
Anhui Conch Cement Co. Ltd.	4,404,254	9,685
Anhui Conch Cement Co. Ltd. (Hong Kong)	76,700	187
Beijing Enterprises Holdings Ltd. (Hong Kong)	4,609,500	26,225
China Everbright International Ltd. (Hong Kong)	18,336,000	20,554
China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)	10,072,700	8,144
China Longyuan Power Group Corp. Ltd. (Hong Kong)	1,896,000	1,580
China Mengniu Dairy Co. (Hong Kong)	20,942,400	36,695
China Merchants Bank Co., Ltd. (Hong Kong)	1,850,500	4,166
China Modern Dairy Holdings Ltd. (Hong Kong)[1]	36,259,834	5,279
China Overseas Grand Oceans Group, Ltd. (Hong Kong)[1]	7,239,100	2,139
China Overseas Land & Investment Ltd. (Hong Kong)	24,526,000	78,270
China Pacific Insurance (Group) Co., Ltd. (Hong Kong)	11,612,000	39,640
China Resources Land Ltd. (Hong Kong)	11,834,181	27,745
China Vanke Co. Ltd.	791,100	1,952
China Vanke Co. Ltd. (Hong Kong)	6,839,300	13,538
Ctrip.com International, Ltd. (ADR)[1]	133,146	5,486
EVA Precision Industrial Holdings Ltd. (Hong Kong)	32,910,000	3,167
Fosun International Ltd. (Hong Kong)	1,957,764	2,546
Goodbaby International Holdings Ltd. (Hong Kong)	19,321,000	8,919
Great Wall Motor Co. Ltd. (Hong Kong)	7,875,000	6,594

8	Emerging Markets Growth Fund

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
China (continued)
Guangdong Investment Ltd. (Hong Kong)	1,492,000	$2,279
Haitian International Holdings Ltd. (Hong Kong)	12,772,803	22,725
Hilong Holding Ltd. (Hong Kong)	12,535,000	1,367
Honghua Group Ltd. (Hong Kong)[1]	1,703,000	79
Huaneng Power International, Inc. (Hong Kong)	7,178,623	4,438
Hutchison China MediTech Ltd.[1]	114,900	2,897
Hutchison China MediTech Ltd. (ADR)[1]	296,167	3,895
JD.com, Inc. (ADR)[1]	1,023,900	21,737
Jiangsu Hengrui Medicine Co., Ltd. (Shanghai exchange)	7,399,446	44,703
Jiangsu Hengrui Medicine Co., Ltd.	320,040	1,933
Lenovo Group Ltd. (Hong Kong)	5,222,566	3,155
Longfor Properties Co. Ltd. (Hong Kong)	10,813,768	14,077
Minth Group Ltd. (Hong Kong)	11,286,000	36,475
New Oriental Education & Technology Group, Inc. (ADR)	13,700	574
Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	4,558,000	3,478
Sany Heavy Equipment International Holdings Co. Ltd. (Hong Kong)[1]	19,089,000	3,555
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (Hong Kong)	6,663,500	16,273
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd. (Hong Kong)	4,629,000	4,331
Shanghai Jahwa United Co., Ltd.	743,500	3,232
Shanghai Pharmaceutical (Group) Co., Ltd. (Hong Kong)	7,382,400	16,382
Shenguan Holdings (Group) Ltd. (Hong Kong)	29,256,000	2,533
Sino Biopharmaceutical Ltd. (Hong Kong)	31,630,000	20,719
Sinofert Holdings Ltd. (Hong Kong)	95,986,000	11,816
Tencent Holdings Ltd. (Hong Kong)	292,900	6,673
Weichai Power Co., Ltd. (Hong Kong)	1,703,234	1,762
Whirlpool China Co., Ltd.	4,442,204	8,349
Zhuzhou CRRC Times Electric Co., Ltd. (Hong Kong)	1,860,500	10,324
		599,765

Hong Kong 7.5%
AIA Group Ltd.	10,017,800	60,366
Cheung Kong Infrastructure Holdings Ltd.	743,055	6,398
Chow Sang Sang Holdings International Ltd.	1,590,235	2,820
CLP Holdings Ltd.	465,000	4,754
Galaxy Entertainment Group Ltd.	4,420,000	13,170
Jardine Matheson Holdings Ltd.	43,700	2,559
Melco Crown Entertainment Ltd. (ADR)	1,513,777	19,043
MGM China Holdings Ltd.	3,197,200	4,160
Pacific Textiles Holdings Ltd.	3,837,451	4,802
Samsonite International SA	12,035,100	33,358
Sands China Ltd.	1,963,600	6,648
Stella International Holdings Ltd.	1,071,000	1,893
VTech Holdings Ltd.	218,800	2,308
Wynn Macau, Ltd.	29,345,600	42,607
		204,886

Emerging Markets Growth Fund	9

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
India 10.6%
Apollo Hospitals Enterprise Ltd.	468,792	$9,156
Apollo Hospitals Enterprise Ltd. (GDR)[2]	188,500	3,674
Bharat Electronics Ltd.	299,917	5,664
Bharti Airtel Ltd.	8,520,837	46,536
CRISIL Ltd.	73,072	2,185
Glenmark Pharmaceuticals Ltd.	52,375	620
Godrej Consumer Products Ltd.	549,293	13,128
HDFC Bank Ltd.	1,235,824	24,973
HDFC Bank Ltd. (ADR)	200	13
Housing Development Finance Corp. Ltd.	2,266,225	42,285
ICICI Bank Ltd.	1,739,767	6,218
Info Edge (India) Ltd.	1,105,853	13,555
Infosys Ltd.	438,246	7,622
ITC Ltd.	1,407,252	7,665
Kotak Mahindra Bank Ltd.	401,357	4,557
Lupin Ltd.	1,028,014	23,506
Nestlé India Ltd.	56,592	5,455
Steel Authority of India Ltd.	24,834,196	16,754
Sun Pharmaceutical Industries Ltd.	1,366,428	15,453
Tata Steel Ltd.	3,005,408	14,460
TeamLease Services Ltd.[1]	253,094	4,083
Tech Mahindra Ltd.	1,219,872	9,191
Thermax Ltd.	198,143	2,431
Torrent Power Ltd.	1,584,518	4,140
United Spirits Ltd.[1]	39,742	1,475
VA Tech Wabag Ltd.	587,089	5,163
		289,962

Indonesia 3.7%
Astra International Tbk PT	44,546,000	25,110
Bank Mandiri (Persero) Tbk PT, Series B	12,527,554	9,081
Bank Rakyat Indonesia (Persero) Tbk PT	13,737,400	11,283
Elang Mahkota Teknologi Tbk PT	44,422,400	32,949
Matahari Department Store Tbk PT	4,310,000	6,544
Surya Citra Media Tbk PT	71,911,000	18,036
		103,003

Malaysia 1.4%
Bumi Armada Bhd.	25,922,401	4,673
CIMB Group Holdings Bhd.	1,321,330	1,437
IHH Healthcare Bhd.	11,859,900	19,420
IJM Corp. Bhd.	14,087,304	12,196
		37,726

Philippines 0.4%
International Container Terminal Services, Inc.	5,384,748	7,089
SM Investments Corp.	153,070	3,159
		10,248

10	Emerging Markets Growth Fund

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
Singapore 1.4%
CapitaLand Retail China Trust	3,351,404	$3,735
KrisEnergy Ltd.[1]	11,645,354	1,285
Olam International Ltd.	6,480,199	8,946
Yoma Strategic Holdings Ltd.[1]	61,361,805	25,690
		39,656

South Korea 5.3%
BGFretail Co., Ltd.	40,366	7,546
Hankook Tire Co., Ltd.	375,673	16,720
Hyundai Motor Co.	262,314	31,072
Hyundai Motor Co., Series 2 preference	52,008	4,365
LG Household & Health Care Ltd.	4,924	4,776
LG Uplus Corp.	2,198,877	20,812
Orion Corp.	8,672	7,095
POSCO	55,772	9,854
Samsung Electronics Co., Ltd.	14,176	17,647
Samsung Electronics Co., Ltd. (GDR)[2]	21,775	13,591
Shinhan Financial Group Co., Ltd.	323,035	10,665
		144,143

Taiwan 7.2%
Advantech Co., Ltd.	522,000	3,980
AirTAC International Group	3,073,161	23,019
CTCI Corp.	11,164,600	16,350
Delta Electronics, Inc.	9,255,701	45,213
Ginko International Co., Ltd.	1,096,000	11,439
Merida Industry Co., Ltd.	54,950	232
Taiwan Semiconductor Manufacturing Co., Ltd.	19,169,252	96,931
Yungtay Engineering Co., Ltd.	648,546	919
		198,083

Thailand 0.8%
Bangkok Bank PCL, nonvoting depository receipts	3,350,800	15,172
Central Pattana PCL	4,531,200	7,728
KASIKORNBANK PCL	59,514	293
		23,193
Total Asia-Pacific		1,650,665

Latin America 14.7%
Argentina 0.6%
Arcos Dorados Holdings, Inc., Class A1	359,732	1,716
Grupo Financiero Galicia SA, Class B	5	—
YPF SA, Class D (ADR)	788,100	15,131
		16,847
Brazil 7.7%
Banco Bradesco SA, preferred nominative (ADR)	3,244,847	25,342
BM&FBOVESPA SA — Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	3,080,500	17,262

Emerging Markets Growth Fund	11

Common stocks (continued)	Shares	Value (000)
Latin America (continued)
Brazil (continued)
BRF SA, ordinary nominative	75	$1
BRF SA, ordinary nominative (ADR)	186,500	2,598
CCR SA, ordinary nominative	2,959,800	15,479
Gerdau SA (ADR)	882,500	1,606
Hypermarcas SA, ordinary nominative	3,840,000	27,901
Itaú Unibanco Holding SA, preferred nominative (ADR)	3,089,995	29,170
QGEP Participações SA, ordinary nominative	3,547,600	5,036
Vale SA, Class A, preferred nominative	1,784,300	7,238
Vale SA, Class A, preferred nominative (ADR)	17,484,400	70,112
Wilson Sons Ltd. (BDR)	970,900	9,672
		211,417

Chile 1.4%
Enersis Américas SA	9,689,523	1,659
Enersis Américas SA (ADR)	1,370,391	11,758
Enersis Chile SA	7,753,194	909
Enersis Chile SA (ADR)	1,374,591	8,014
Inversiones La Construcción SA	1,434,391	15,734
		38,074

Mexico 4.4%
América Móvil, SAB de CV, Series L (ADR)	3,114,332	38,182
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	6,926,001	42,733
Fibra Uno Administracion, SA de CV	6,405,500	13,615
Fomento Económico Mexicano, SAB de CV	148,400	1,373
Grupo Comercial Chedraui, SAB de CV, Class B	1,490,800	3,727
Grupo Sanborns, SAB de CV, Series B1	2,696,400	3,593
Impulsora del Desarrollo y el Empleo en América Latina, SA de CV, Series B1[1]	8,546,844	12,491
Minera Frisco, SAB de CV, ordinary participation certificate, Series A1[1]	2,174,966	1,469
Telesites, SAB de CV, Series L1	2,664,932	1,649
		118,832

Peru 0.6%
Credicorp Ltd.	90,828	14,018
Graña y Montero SAA (ADR)	405,800	2,897
		16,915
Total Latin America		402,085

Eastern Europe and Middle East 8.3%
Oman 0.2%
bank muscat SAOG	6,269,167	6,164

Russia 5.1%
Alrosa PJSC	16,525,109	17,925
Baring Vostok Private Equity Fund, LP3,4,5,6	11,783,118	3,839
Baring Vostok Private Equity Fund III, LP3,4,5,6	24,981,597	14,989
Baring Vostok Private Equity Fund IV, LP1,3,4,5,6	21,491,891	11,474
Baring Vostok Fund IV Supplemental Fund, LP3,4,5,6	38,230,821	17,227

12	Emerging Markets Growth Fund

Common stocks (continued)	Shares	Value (000)
Eastern Europe and Middle East (continued)
Russia (continued)
Globaltrans Investment PLC (GDR)	252,004	$993
Magnit PJSC	15,820	2,234
Magnit PJSC (GDR)	41,433	4,705
Moscow Exchange MICEX-RTS PJSC	11,014,949	19,432
New Century Capital Partners, LP1,3,5	5,247,900	1,928
Rosneft Oil Company OJSC (GDR)	959,781	4,925
Sberbank of Russia	3,657,621	7,655
Sberbank of Russia (ADR)	199,400	1,741
Surgutneftegas OJSC, preference shares	4,671,872	2,807
Yandex NV, Class A1	1,342,025	29,323
		141,197

Turkey 1.9%
Akbank TAS	17,560,931	50,864
Aktaş Elektrik Ticaret AŞ1	4,273	—
		50,864

United Arab Emirates 1.1%
DP World Ltd.	1,102,362	18,305
First Gulf Bank PJSC	3,351,763	11,509
		29,814
Total Eastern Europe and Middle East		228,039

Africa 4.6%
South Africa 4.6%
Discovery Ltd.	3,124,174	26,069
Mr Price Group Ltd.	390,056	5,480
MTN Group Ltd.	420,945	4,117
Naspers Ltd., Class N	416,111	63,760
Shoprite Holdings Ltd.	1,919,321	21,723
Telkom SA SOC Ltd.	1,256,315	5,678

Total Africa		126,827

Other markets 6.0%
Australia 0.4%
Oil Search Ltd.	2,080,744	10,464

Austria 0.2%
Vienna Insurance Group AG	179,616	3,405

Canada 0.5%
Centerra Gold Inc.	609,500	3,633
First Quantum Minerals Ltd.	1,518,901	10,663
		14,296

Denmark 0.6%
Carlsberg A/S, Class B	175,028	16,610

Emerging Markets Growth Fund	13

Common stocks (continued)	Shares	Value (000)
Other markets (continued)
Italy 0.3%
Tenaris SA (ADR)	260,600	$7,516

Switzerland 0.3%
Dufry AG1	73,027	8,765

United Kingdom 2.1%
Global Ports Investments PLC (GDR)[1]	1,764,025	4,939
Lonmin PLC[1]	7,209,866	18,406
PZ Cussons PLC	4,388,320	19,284
SABMiller PLC	43,682	2,547
Sedibelo Platinum Mines Ltd.[1]	17,665,800	11,844
Tullow Oil PLC[1]	230,616	807
		57,827

United States of America 1.6%
AES Corp.	1,791,100	22,353
Cobalt International Energy, Inc.[1]	2,199,693	2,947
MercadoLibre, Inc.	134,612	18,936
		44,236
Total other markets		163,119

Multinational 0.1%
Capital International Private Equity Fund IV, LP3,4,5,6	50,790,701	2,204
International Hospital Corp. Holding NV, Class A1,3,4	609,873	403
Pan-African Investment Partners II Ltd., Class A, preferred[1,3,4,5]	3,800	55
Total Multinational		2,662
Total common stocks (cost: $2,346,446,000)		2,573,397

Warrants 0.9%
Eastern Europe and Middle East 0.9%
Saudi Arabia 0.9%
Saudi Basic Industries Corp., warrants, expire 2016[2]	899,888	19,472
Savola Group Co., warrants, expire 2017[2]	625,900	6,084
		25,556
Asia-Pacific 0.0%
Singapore 0.0%
Olam International Ltd., warrants, expire 2018[1]	560,819	115

Total warrants (cost: $30,070,000)		25,671

Convertible preferred stocks 0.0%
Multinational 0.0%
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred[1,3,4]	622,354	411
Total convertible preferred stocks (cost: $3,504,000)		411

14	Emerging Markets Growth Fund

Bonds & notes 0.9%	Principal amount (000)		Value (000)
Latin America 0.9%
Brazil 0.9%
Brazil (Federal Republic of), Series B, 6.00% 2050[7]	BRL	26	$23,060

Total bonds & notes (cost: $26,173,000)			23,060

Convertible bonds 0.0%
Asia-Pacific 0.0%
China 0.0%
Fu Ji Food and Catering Services Holdings Ltd., 0.00% convertible notes, 2020[8]	CNY	97,700	—

Total convertible bonds (cost: $0)			—

Short-term securities 2.9%
Commercial paper 2.5%
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.40% due 7/5/2016		$18,900	18,899
BNP Paribas SA 0.27% due 7/1/2016		48,400	48,399
			67,298

Discount notes 0.4%
Federal Home Loan Bank 0.33% due 8/29/2016		10,600	10,596

Total short-term securities (cost: $77,894,000)			77,894

Total investment securities 98.6% (cost: $2,484,087,000)			2,700,433
Other assets less liabilities 1.4%			39,079

Net assets 100.0%			$2,739,512

Emerging Markets Growth Fund	15

Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during year ended June 30, 2016, is as follows (dollars in thousands):

					Dividend	Value of
	Beginning			Ending	and interest	affiliates at
Issuer	shares	Additions	Reductions	shares	income	6/30/2016
Baring Vostok Private Equity Fund[9]	11,783,118	—	—	11,783,118	$134	$3,839
Baring Vostok Private Equity Fund III[9]	24,142,754	838,843	—	24,981,597	855	14,989
Baring Vostok Capital Partners IV9	59,058,574	664,138	—	59,722,712	928	28,701
Capital International Private Equity Fund IV9	50,724,946	65,755	—	50,790,701	406	2,204
International Hospital	1,232,227	—	—	1,232,227	—	814
Pan-African Investment Partners II	3,800	—	—	3,800	—	55
					$2,323	$50,602

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $42,821,000, which represented 1.56% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. (Note 3)
[7]	Index-linked bond whose principal amount moves with a government retail price index.
[8]	Scheduled interest and/or principal payment was not received.
[9]	For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.

				Percent
	Acquisition	Cost	Value	of net
Private placement securities	date	(000)	(000)	assets
Baring Vostok Fund IV Supplemental Fund, LP	10/8/2007	$35,252	$17,227.63%
Baring Vostok Private Equity Fund III, LP	3/30/2005	19,026		14,989.55
Baring Vostok Private Equity Fund IV, LP	4/25/2007	18,931		11,474.42
Baring Vostok Private Equity Fund, LP	12/15/2000	2,448		3,839.14
Capital International Private Equity Fund IV, LP	3/29/2005	8,607		2,204.08
International Hospital Corp. Holding NV, Class A	9/25/1997	8,011		403.01
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred	2/12/2007	3,504		411.02
New Century Capital Partners, LP	12/7/1995	436		1,928.07
Pan-African Investment Partners II Ltd., Class A, preferred	6/20/2008	7,142		55.00
Total private placement securities		$103,357	$52,530	1.92%

Key to abbreviations

ADR — American Depositary Receipts

BDR — Brazilian Depositary Receipts

BRL — Brazilian reais

CNY — Chinese yuan

GDR — Global Depositary Receipts

See Notes to Financial Statements

16	Emerging Markets Growth Fund

Financial statements

Statement of assets and liabilities

at June 30, 2016	(dollars in thousands, except per-share amounts)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $2,381,166)	$2,649,831
Affiliated issuers (cost: $102,921)	50,602	$2,700,433
Cash		732
Cash denominated in non-U.S. currency (cost: $27,156)		26,445
Receivables for:
Sales of investments	1,390
Sales of fund’s shares	62
Dividends and interest	12,421
Non-U.S. taxes	2,051	15,924
		2,743,534
Liabilities:
Payables for:
Purchases of investments	154
Investment advisory services	1,750
Directors’ compensation	1,670
Repurchase of fund’s shares	76
Other accrued expenses	372	4,022
		4,022
Net assets at June 30, 2016:
Equivalent to $5.92 per share on 462,415,125 shares of $0.01 par value capital stock outstanding (authorized capital stock – 2,000,000,000 shares)		$2,739,512

Net assets consist of:
Capital paid in on shares of stock		$2,906,580
Distributions in excess of net investment income		(16,495)
Accumulated net realized loss		(365,932)
Net unrealized appreciation		215,359
Net assets at June 30, 2016		$2,739,512

See Notes to Financial Statements

Emerging Markets Growth Fund	17

Statement of operations

for the year ended June 30, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $4,104; also includes $2,320 from affiliates)	$76,325
Interest (also includes $3 from affiliates)	2,908	$79,233

Fees and expenses:
Investment advisory services	25,320
Custodian	1,305
Registration statement and prospectus	36
Auditing and legal	337
Reports to shareholders	8
Directors’ compensation	180
Other	653
Total fees and expenses before expense reduction	27,839
Less custodian expense reduction	2
Total fees and expenses after expense reduction		27,837
Net investment income		51,396

Net realized loss and unrealized depreciation:
Net realized loss on:
Investments (includes $19,299 gain from affiliates)	(247,488)
Forward currency contracts	(2,602)
Currency transactions	(29)
In-kind redemptions	2,428	(247,691)
Net unrealized depreciation on:
Investments	(433,177)
Forward currency contracts	(60)
Currency translations	(808)	(434,045)
Net realized loss and unrealized depreciation		(681,736)
Net decrease in net assets resulting from operations		$(630,340)

Statements of changes in net assets

(dollars in thousands)

	Year ended June 30
	2016	2015
Operations:
Net investment income	$51,396	$60,736
Net realized (loss) gain	(247,691)	212,438
Net unrealized depreciation	(434,045)	(719,831)
Net decrease in net assets resulting from operations	(630,340)	(446,657)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(105,314)	(97,584)
Distributions from net realized gain on investments	—	(182,621)
Total dividends and distributions paid to shareholders	(105,314)	(280,205)

Capital share transactions:
Proceeds from shares sold: 27,608,418 and 30,603,677 shares, respectively	161,529	221,712
Proceeds from shares issued in reinvestment of net investment income dividends and net realized gain distributions: 12,044,439 and 39,626,363 shares, respectively	67,449	266,289
Capital shares issued in connection with merger (Note 8): 56,285,214 shares	345,592	—
Cost of shares repurchased: 242,623,631 and 223,467,957 shares, respectively	(1,392,796)	(1,666,691)
Cost of shares repurchased in connection with in-kind redemption: 56,909,781 and 0 shares, respectively	(327,510)	—
Net decrease in net assets resulting from capital share transactions	(1,145,736)	(1,178,690)
Total decrease in net assets	(1,881,390)	(1,905,552)

Net assets:
Beginning of year	4,620,902	6,526,454
End of year (including distributions in excess of net investment income and undistributed net investment income: $(16,495) and $17,567, respectively)	$2,739,512	$4,620,902

See Notes to Financial Statements

18	Emerging Markets Growth Fund

Notes to financial statements

1. Organization

Emerging Markets Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments on the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Shares issued and redeemed — The fund intends to issue shares in exchange for cash and redeem shares in cash, however, the investment adviser, at its discretion, may accept securities in exchange of fund shares or pay a redemption in whole or in part by a distribution of the fund’s portfolio securities. An issuance or redemption of shares “in-kind” is based upon the closing value of the securities as of the trade date. Realized gains/losses, if any, resulting from redemptions of shares in-kind are reflected separately in the statement of operations.

3. Valuation

Capital International, Inc., the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S.GAAP. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Emerging Markets Growth Fund	19

Fixed income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed income security.

Fixed income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed income and equity characteristics, or equity securities traded principally among fixed income dealers, are generally valued in the manner described for either equity or fixed income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the audit committee with supplemental information to support the changes. The fund’s audit committee also regularly reviews reports that describe fair value determinations and methods.

20	Emerging Markets Growth Fund

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed income valuation process, including the use of fixed income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of June 30, 2016 (dollars in thousands):

	Investment securities
	Level 1[1]	Level 2[1,2]	Level 3[2]	Total
Assets:
Equity securities:
Asia-Pacific	$78,241	$1,570,472	$1,952	$1,650,665
Latin America	402,085	—	—	402,085
Eastern Europe and Middle East	31,064	147,518	49,457	228,039
Africa	—	126,827	—	126,827
Other markets	66,048	85,227	11,844	163,119
Multinational	—	—	2,662	2,662
Warrants	—	25,671	—	25,671
Convertible preferred stocks	—	—	411	411
Bonds & notes	—	23,060	—	23,060
Short-term securities	—	77,894	—	77,894
Total	$577,438	$2,056,669	$66,326	$2,700,433

[1]	Investment securities with a market value of $1,823,319,000, which represented 66.56% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
[2]	Level 2 and Level 3 include investment securities with an aggregate value of $2,008,450,000, which represented 73.31% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund’s board of directors. Of this amount, securities with an aggregate value of $1,887,921,000, which represented 68.91% of the net assets of the fund, were fair valued as a result of significant market movements following the close of local trading.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the year ended June 30, 2016 (dollars in thousands):

						Net
	Beginning	Gross			Net	unrealized	Gross	Ending
	value at	transfers			realized	(depreciation)	transfers out	value at
	7/1/2015	into Level 3[3,6]	Purchases	Sales	gain (loss)[4]	appreciation[4]	of Level 3[3,6]	6/30/2016
Private equity funds	$98,554	$—	$1,569	$31,150	$19,299	$(36,556)	$—	$51,716
Other securities[5]	23,335	57,280	7,853	6,231	(1,343)	1,540	(67,824)	14,610
Total	$121,889	$57,280	$9,422	$37,381	$17,956	$(35,016)	$(67,824)	$66,326
Net unrealized depreciation during the period on Level 3 investment securities held at June 30, 2016 (dollars in thousands):								$(34,586)

[3]	Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[4]	Net realized gain (loss) and unrealized appreciation (depreciation) are included in the related amounts on investments in the statement of operations.
[5]	Represents less than 1% of portfolio securities as of June 30, 2016.
[6]	Transfers between Level 2 and Level 3 are due to a decline or an increase in market activity (e.g., frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine the price for the year ended June 30, 2016.

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

Emerging Markets Growth Fund	21

The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund).Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of June 30, 2016.

The following table lists the characteristics of the alternative investments held by the fund as of June 30, 2016 (dollars in thousands):

Investment type	Investment strategy	Fair value	Unfunded commitment*	Remaining life†	Redemption terms
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$51,716	$9,842	≤0 to 2 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.

†	Represents the remaining life of the fund term or the estimated period of liquidation.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below:

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/ or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive

22	Emerging Markets Growth Fund

taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into over-the-counter (“OTC”) forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, forward currency contracts are valued and unrealized appreciation or depreciation for open forward currency contracts is recorded in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations and statements of changes in net assets. As of June 30, 2016, the fund did not have any open OTC forward currency contracts. The average month-end notional amount of open OTC forward currency contracts while held was $31,806,000.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended June 30, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, by state authorities for tax years before 2011 and by tax authorities outside the U.S. for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Emerging Markets Growth Fund	23

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; unrealized appreciation of certain investments in securities outside the U.S; and income on certain investments.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the year ended June 30, 2016, the tax character of distribution paid to shareholders was ordinary income in the amount of $105,314,000. For the year ended June 30, 2015, the tax character of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $97,584,000 and $182,621,000, respectively.

During the year ended June 30, 2016, the fund reclassified $19,855,000 from accumulated net realized loss to undistributed net investment income and $2,416,000 from accumulated net realized loss to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of June 30, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$23,326
Capital loss carryforward*	(317,970)
Gross unrealized appreciation on investment securities	652,532
Gross unrealized depreciation on investment securities	(522,302)
Net unrealized appreciation on investment securities	130,230
Cost of investment securities	2,570,203

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

7. Fees and transactions with related parties

Capital International, Inc. (the “Adviser”) is the fund’s investment adviser. American Funds Distributors®, Inc. (“AFD”), the fund’s principal underwriter, is affiliated with the Adviser. The Adviser and AFD are considered related parties to the fund.

Investment advisory services — The fund has an Investment Advisory and Service Agreement with the Adviser that provides for monthly management fees determined on the last business day of each calendar week and month. The Adviser is wholly owned by Capital Group International, Inc., which is indirectly wholly owned by The Capital Group Companies,SM Inc. These fees are based on a series of decreasing annual rates beginning with 0.90% on the first $400 million of the fund’s net assets and decreasing to 0.52% on such assets in excess of $20 billion. For the year ended June 30, 2016, the investment advisory services fee was $25,320,000, which was equivalent to an annualized rate of 0.71% of average daily net assets.

Distribution services — The fund has a principal underwriting agreement with AFD. AFD does not receive compensation for any sale of the fund’s shares.

Directors’ compensation — Directors who are unaffiliated with the Adviser may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation shown on the accompanying financial statements includes $513,000 in current fees (either paid in cash or deferred) and a net decrease of $333,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with the Adviser. No affiliated officers or directors received any compensation directly from the fund.

24	Emerging Markets Growth Fund

8. Fund merger

On November 6, 2015, Emerging Markets Growth Fund, Inc. (the “acquiring fund”) acquired the net assets of the Capital Group Emerging Markets Equity Trust (US) (the “acquired fund”) pursuant to an Agreement and Plan of Reorganization approved by the Board of Directors on September 22, 2015. The acquisition was accomplished by a taxable exchange of shares of the acquiring fund for the corresponding units of each class of the acquired fund at the close of business on November 6, 2015. Shares issued by the acquiring fund are disclosed in the capital share transactions on page 18. Further information about the merger of the funds is as follows (dollars in thousands):

	Status	Units outstanding	Net assets	Net asset value per unit
Capital Group Emerging Markets Equity Trust (US)	Acquired fund
Unit Class S		4,018,075	$144,220	$35.89
Unit Class T		12,392,534	201,372	16.25

	Status	Shares outstanding	Net assets	Net asset value per unit
Emerging Markets Growth Fund, Inc.	Acquiring fund	622,905,310	$3,821,904	$6.14
Emerging Markets Growth Fund, Inc.	Post-merger	679,190,524	4,167,496	6.14

Components of net assets acquired on November 6, 2015
Capital paid in on units of beneficial interest	$308,279
Undistributed net investment income	116,058
Accumulated net realized loss	(42,419)
Net unrealized depreciation	(36,326)
Total net assets	$345,592

Had the acquisition been completed on July 1, 2015, the beginning of the annual reporting period for the acquiring fund, the pro forma results of operations for the six months ended December 31, 2015, would have been as follows (dollars in thousands):

Pro forma components of net assets resulting from operations for the six months ended December 31, 2015

Net investment income	$20,702
Net loss on investments	(157,401)
Net unrealized depreciation on investments	(718,380)
Net decrease in net assets resulting from operations	$(855,079)

Since the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the income, expenses and changes in net assets of the acquired fund that have been included in the acquiring fund’s statement of operations since November 6, 2015.

9. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,620,380,000 and $2,688,741,000, respectively, during the year ended June 30, 2016.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended June 30, 2016, the custodian fee of $1,305,000 was reduced by $2,000.

Emerging Markets Growth Fund	25

Financial highlights

	Year ended June 30
	2016	2015[1]	2014	2013	2012

Net asset value, beginning of year	$6.94	$7.97	$7.45	$7.39	$9.93
Income (loss) from investment operations[2]:
Net investment income	.08	.08	.07	.12	.17
Net realized and unrealized gain (loss) on investments	(.93)	(.71)	.86	.19	(2.33)
Total from investment operations	(.85)	(.63)	.93	.31	(2.16)

Less dividends and distributions:
Dividends from net investment income	(.17)	(.14)	(.10)	(.21)	(.12)
Distributions from net realized gains	—	(.26)	(.31)	(.04)	(.26)
Total dividends and distributions	(.17)	(.40)	(.41)	(.25)	(.38)
Net asset value, end of year	$5.92	$6.94	$7.97	$7.45	$7.39
Total return	(12.09)%	(7.71)%	12.69%	3.95%	(21.69)%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$2,740	$4,621	$6.526	$9,564	$11,851
Ratio of expenses to average net assets	.78%	.75%	.73%	.73%	.68%
Ratio of net investment income to average net assets	1.44%	1.12%	.88%	1.55%	2.02%
Portfolio turnover rate	48%[3]	26%	41%	41%	39%

[1]	Prior to October 31, 2014, the fund operated as an open-end interval fund, with monthly redemptions and weekly purchases.
[2]	Based on average shares outstanding.
[3]	The portfolio turnover calculation has been adjusted to exclude the value of securities acquired in connection with the fund’s acquisition of the assets of the Capital Group Emerging Markets Equity Trust (US) on November 6, 2015. Should the calculation not have been subject to such adjustment, the fund’s portfolio turnover ratio would have been 58%.

See Notes to Financial Statements

26	Emerging Markets Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Emerging Markets Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Growth Fund, Inc. (the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
August 19, 2016

Emerging Markets Growth Fund	27

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2016, through June 30, 2016).

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 1/1/2016	Ending account value 6/30/2016	Expenses paid during period*	Annualized expense ratio
Actual return	$1,000.00	$1,060.93	$4.20	.82%
Hypothetical 5% return before expenses	1,000.00	1,020.79	4.12	.82

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the six-month period).

28	Emerging Markets Growth Fund

Approval of renewal of Investment Advisory and Service Agreement

The fund’s board of directors has approved the renewal of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital International, Inc. (the “investment adviser”) for an additional one-year term through June 20, 2017, following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent directors. The information, material factors and the conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described here.

1. Information received

Materials reviewed

During the course of each year, the independent directors receive a wide variety of materials relating to the services provided by the investment adviser, including reports on the fund’s investment results, portfolio composition, sales, redemptions and shareholder services, reports from the fund’s Chief Compliance Officer, as well as other information relating to the nature, extent and quality of the services provided by the investment adviser to the fund. In addition, supplementary information requested and reviewed by the committee included extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and consolidated profitability information regarding parent companies of the investment adviser, descriptions of compliance monitoring services and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process

The committee received assistance and advice regarding legal and industry standards from independent legal counsel to the independent directors. The committee discussed the renewal of the agreement with representatives of the investment adviser and in a private session with independent counsel at which no investment adviser representatives were present. In deciding to recommend renewal, the committee did not identify any specific piece of information or any single factor that was controlling. This summary describes the most important factors, but not all of the matters considered.

2. Nature, extent and quality of services

Investment adviser, its personnel and its resources

The board and the committee considered the depth and quality of the investment adviser’s investment management process, including its global research capabilities, the experience, capability and integrity of its senior management and other personnel. The board and the committee considered the investment adviser’s commitment to research and its multi-manager system, noting that it continues to expend considerable effort to enhance its investment process and research coverage.

Other services

The board and the committee considered that the investment adviser has adopted policies, procedures and systems designed to comply with applicable laws and regulations and the investment adviser’s commitment to compliance; its efforts to keep the directors informed through regular reporting to the board; and its attention to matters that may involve conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative and shareholder services provided by the investment adviser to the fund under the agreement and other agreements, including information technology, legal and fund accounting functions. The board and the committee concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the fund by the investment adviser under the agreement.

Emerging Markets Growth Fund	29

3. Investment results

The board and the committee reviewed the investment results of the fund as of December 31, 2015 and compared them to those of the fund’s benchmark, as well as to those of a selected group of funds with a similar investment mandate. The board and the committee reviewed the fund’s short-term and long-term investment results, both in absolute terms and relative to its benchmark and the selected funds. The board and the committee noted that the fund had underperformed its benchmark in the one-year, three-year and five-year periods, although it had generally outperformed in longer-term periods. The board and the committee also noted that the fund’s longer-term performance has generally been in line with or exceeded the average longer-term performance of the selected funds, while the fund’s one-, three-and five-year performance lagged the performance of the selected funds in those periods. The board and the committee noted management’s assessment of the fund’s recent performance. The board and the committee concluded that although performance has lagged in certain recent periods, longer-term performance has generally been satisfactory. The board and the committee concluded that they remain confident in the investment adviser’s ability to achieve superior long-term results over time.

4. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of the fund (as a percentage of average net assets) with the fees and expenses of comparable investment companies managed by the investment adviser and other comparable third-party funds, as well as emerging markets equity investment management fees charged to separate accounts advised by the investment adviser and other managers. This information allowed the board and the committee to compare the fund’s advisory fees with advisory fees charged to both retail and institutional investors in emerging markets equity mandates. The board and the committee also discussed information obtained from third-party sources regarding advisory fee rates for emerging markets equity mandates. The board and the committee considered these materials, as well as their personal knowledge of advisory fee rates charged by other emerging markets equity funds. The board and the committee concluded that the fees charged under the agreement are significantly lower than fees charged by other comparable retail mutual funds with emerging markets equity mandates, and are reasonable when compared with the fees institutional investors are typically charged in emerging markets equity mandates.

30	Emerging Markets Growth Fund

5. Investment adviser costs, level of profits and economies of scale

The board and the committee reviewed information regarding the investment adviser’s costs of providing services to the fund and its other institutional clients, and reviewed the economics of the relationship between the investment adviser and the fund and any resulting level of profits to the investment adviser. The board and the committee considered the current and historic financial stability of the investment adviser’s parent company. The board and the committee also considered that pursuant to the fee schedule charged under the agreement, fees decline as the fund’s assets increase, reflecting economies of scale in the cost of operations that are shared with investors. The board and the committee also noted that long-term economies of scale are reflected in the fund’s expense ratio, which has historically decreased as assets under management have grown, and vice versa. The board and the committee observed that the fund’s potential to benefit from economies of scale declined during the recent period as the fund’s average net assets have generally declined. The board and the committee also considered the investment adviser’s reinvestment in its business over time. The board and the committee concluded that the investment adviser’s profitability from its relationship with the fund over the long term was reasonable, and that the fund’s fee and expense levels reflect economies of scale that benefit investors.

6. Ancillary benefits

The board and the committee considered the benefits received by the investment adviser and its affiliates from their relationship with the fund and possible ancillary benefits received by the fund in connection with the activities of the investment adviser or its affiliates that are not directly related to the fund. The board and the committee also reviewed the investment adviser’s portfolio trading practices, noting that the investment adviser may execute portfolio transactions with broker-dealers that provide certain brokerage and/or investment research services to the investment adviser and its affiliates, either directly or through a commission sharing agreement, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The board and the committee also noted that the investment adviser does not give preference to broker-dealers that have sold shares of investment companies advised by it or its affiliates.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement should be continued for another one-year period.

Emerging Markets Growth Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year.

The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2016:

Foreign taxes	$0.01 per share
Foreign source income	$0.17 per share
Qualified dividend income	$41,278,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed by February 15, 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

32	Emerging Markets Growth Fund

Board of directors and other officers

Independent directors1

Name, year of birth and position with fund	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director
Paul N. Eckley, 1954 Chairman of the Board (Independent and Non-Executive)	2005	Senior Vice President, Investments, State Farm Insurance Companies	1	None
Beverly L. Hamilton, 1946	1991	Retired President, ARCO Investment Management Company	1	Oppenheimer Funds (director for 38 portfolios in the fund complex)
Raymond Kanner, 1953	1997	Retired Managing Director and Chief Investment Officer, IBM Retirement Funds	1	None
L. Erik Lundberg, 1959 Vice Chairman of the Board (Independent and Non-Executive)	2005	Chief Investment Officer, University of Michigan	1	None
Helmut Mader, 1942	1986	Managing Director, Mader Capital Resources GmbH	1	None
Aje K. Saigal, 1956	2000	Chief Investment Officer and Chief Executive Officer, Nuvest Capital Pte Ltd; former Director of Economics & Investment Strategy, Government of Singapore Investment Corporation Pte Ltd	1	None
David H. Zellner, 1955	2010	Chief Investment Officer, General Board of Pension and Health Benefits of The United Methodist Church	1	None

Interested directors6

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities of the fund	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director
Victor D. Kohn, 1957 President and Chief Executive Officer	1996	President and Director, Capital International, Inc.; Partner — Capital International Investors, Capital Research and Management Company;[6] Partner — Capital International Investors, Capital Bank and Trust Company[6]	1	None
Shaw B. Wagener, 1959	1997	Chairman of the Board, Capital International, Inc.; Partner — Capital International Investors, Capital Research and Management Company;[6] Chairman of the Board, Capital Group International, Inc.;[6] Director, Capital Group Private Markets, Inc.[6]	2	None

Chairman emeritus

Walter P. Stern, 1928	Vice Chairman of the Board, Capital International, Inc.

Emerging Markets Growth Fund	33

Other officers

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities of the fund
Walter R. Burkley, 1966 Vice President	2011	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company;[6] Director, Capital Research Company[6]
Michael A. Felix, 1961 Vice President	1993	Senior Vice President, Treasurer and Director, Capital International, Inc.;
Senior Vice President, Treasurer and Director, Capital Guardian Trust Company;[6]
Senior Vice President and Treasurer, Capital Guardian (Canada), Inc.;[6]
		Senior Vice President and Head of Investment Operations — Investment Operations, Capital Research and Management Company[6]
Peter C. Kelly, 1959 Vice President	1996	Senior Vice President, Senior Counsel, Secretary and Director, Capital International, Inc.; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company;[6] Senior Vice President, Senior Counsel and Director, Capital Guardian Trust Company;[6] Secretary, Capital Group International, Inc.[6]
Abbe G. Shapiro, 1959 Vice President	1997	Vice President — Investment Operations, Capital Research and Management Company[6]
F. Chapman Taylor, 1959 Vice President	2011	Partner — Capital International Investors, Capital Research and Management Company[6]
Laurie D. Neat, 1971 Secretary	2005	Assistant Vice President, Capital International, Inc.; Assistant Vice President, Capital Guardian Trust Company;[6] Assistant Vice President and Trust Officer, Capital Bank and Trust Company;[6] Assistant Vice President — Fund Business Management Group, Capital Research and Management Company[6]
Brian C. Janssen, 1972 Treasurer	2006	Vice President — Investment Operations, Capital Research and Management Company[6]

The fund’s statement of additional information (SAI) includes further details about fund directors. The address for all directors and officers of the fund is 11100 Santa Monica Boulevard, Los Angeles, CA 90025, Attention: Secretary.

The fund’s SAI, Proxy Voting Policy and Procedures, and proxy voting record for the 12 months ended June 30 are available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or upon request by calling (800) 421-4989.

The fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website or upon request by calling (800) 421-4989. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Capital International, Inc. serves as investment adviser for the fund and does not act as investment adviser for other U.S. registered investment companies.
[4]	This includes all directorships (other than those in the fund) that are held by each director as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.
[5]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital International, Inc., or its affiliated entities.
[6]	Company affiliated with Capital International, Inc.

34	Emerging Markets Growth Fund

Offices of the fund and of the investment adviser
Capital International, Inc.
11100 Santa Monica Boulevard
Los Angeles, CA 90025-3302

333 South Hope Street
Los Angeles, CA 90071-1406

400 South Hope Street
Los Angeles, CA 90071-2801

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
JPMorgan Investor Services Co.
One Beacon Street
Boston, MA 02108

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Dechert LLP
1900 K Street, NW
Washington, D.C. 20006-2009

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is in the prospectus, which can be obtained from Capital International by calling (800) 421-4989 and should be read carefully before investing.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4989 or by writing to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s Board has determined that each member of the Registrant’s Audit Committee, Helmut Mader, Aje K. Saigal and David H. Zellner, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase each designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members. The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Fees billed by the Registrant’s auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:

a)	Audit Fees:

2015 $138,500

2016 $146,000

b)	Audit- Related Fees:

2015 none

2016 none

c)	Tax Fees:

2015 $13,400

2016 $13,000

d)	All Other Fees:

2015 none

2016 none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a)	Audit Fees:

Not applicable

b) Audit- Related Fees:

2015 none

2016 none

c) Tax Fees:

2015 none

2016 none

d) All Other Fees:

2015 none

2016 none

All audit and permissible non-audit services that the Registrant’s Audit Committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the Committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant, were $13,000 for fiscal year 2016 and $13,400 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the Committee on Directors of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee on Directors.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By ____/s/ Victor D. Kohn___________
Victor D. Kohn, President and Chief Executive Officer

Date: August 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By ____/s/ Victor D. Kohn___________
Victor D. Kohn, President and Chief Executive Officer

Date: August 31, 2016

By ____/s/ Brian C. Janssen___________
Brian C. Janssen, Treasurer

Date: August 31, 2016